Exhibit 10.1 Execution Version AMENDMENT NO. 1 TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT This Amendment No. 1 (this “Amendment”), dated as of December 19, 2022 is entered into by and among United States Steel Corporation (the “Borrower”), U.S. Steel Seamless Tubular Operations, LLC (“USSSTO”), United States Steel International, Inc. (“USSI”), U.S. Steel Oilwell Services, LLC (“USSOS”), U. S. Steel Tubular Products, Inc. (“USSTP”), USS-UPI, LLC (formerly known as USS-POSCO Industries) (“UPI” and, together with USSTO, USSI, USSOS and USSTP, the “Subsidiary Guarantors”; the Subsidiary Guarantors together with the Borrower, the “Credit Parties”), JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”) and Collateral Agent (the “Collateral Agent”) and the Lenders party hereto with respect to the Sixth Amended and Restated Credit Agreement, dated as of May 27, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”) among the Borrower, the Subsidiary Guarantors from time to time party thereto, the Lenders from time to time party thereto (the “Lenders”), the LC Issuing Banks from time to time party thereto, the Administrative Agent, the Collateral Agent, and the other parties from time to time party thereto. WHEREAS, pursuant to Section 9.02(b) of the Credit Agreement, the Borrower has requested that the Lenders consent to such amendments; and WHEREAS, the Lenders party hereto constituting the Required Lenders have agreed, upon the terms and subject to the conditions set forth herein, to amend such provisions of the Credit Agreement as set forth herein. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto (which constitute, among others, the Required Lenders), intending to be legally bound hereby, agree as follows: SECTION 1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined. SECTION 2. Amendments. Effective as of the Amendment No. 1 Effective Date, the Credit Agreement is hereby amended as follows: (a) References Generally. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby. (b) Schedule 1.01(c) of the Credit Agreement is hereby amended and restated in its entirety in the form attached as Exhibit A hereto. SECTION 3. Effectiveness. This Amendment shall become effective on the first date (the “Amendment No. 1 Effective Date”) on which the Administrative Agent (or its counsel) shall have received executed signature pages to this Amendment from the Administrative Agent, Lenders constituting the Required Lenders, the Borrower and the Subsidiary Guarantors. SECTION 4. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not (a) by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent under the Credit Agreement or any other Loan Document or (b) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Credit Party to consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and the other Loan Documents. From and after the Amendment No. 1 Effective Date, all references to the Credit Agreement in any other Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment. SECTION 5. Miscellaneous Provisions. The provisions of Sections 9.01, 9.02, 9.03, 9.07, 9.08, 9.10 and 9.11 of the Credit Agreement shall apply to like effect, mutatis mutandis, to this Amendment. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when taken together shall constitute a single instrument. Any signature to this Amendment may be delivered by facsimile, electronic mail (including “.pdf”) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this Amendment. Each of the parties hereto represents and warrants to the other parties that, to the extent it executes this Amendment through electronic means, it has the corporate capacity and authority to so execute this Amendment through electronic means and there are no restrictions on doing so in such party’s constitutive documents. [The remainder of this page is intentionally left blank.]

[Signature Page to Amendment No. 1] ] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written. UNITED STATES STEEL CORPORATION, as the Borrower By: /s/ Arne Jahn Name: Arne Jahn Title: Vice President – Treasurer and Chief Risk Officer

[Signature Page to Amendment No. 1] JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent By: /s/ James Shender Name: James Shender Title: Executive Director

[Signature Page to Amendment No. 1] JPMORGAN CHASE BANK, N.A., as a Lender By: /s/ James Shender Name: James Shender Title: Executive Director

[Signature Page to Amendment No. 1] Bank of America, N.A. as a Lender and an LC Issuing Bank By: /s/ Matthew Bourgeois Name: Matthew Bourgeois Title: Senior Vice President

[Signature Page to Amendment No. 1] WELLS FARGO BANK, N.A. as a Lender By: /s/ William H. Talbot Name: William H. Talbot Title: Director

[Signature Page to Amendment No. 1] Barclays Bank PLC, as a Lender By: /s/ Edward Brooks Name: Edward Brooks Title: Vice President

[Signature Page to Amendment No. 1] Credit Suisse AG, New York Branch, as a Lender By: /s/ Mikhail Faybusovich Name: Mikhail Faybusovich Title: Authorized Signatory By: /s/ Michael Wagner Name: Michael Wagner Title: Authorized Signatory

[Signature Page to Amendment No. 1] PNC BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Daniel Scherling Name: Daniel Scherling Title: Vice President

[Signature Page to Amendment No. 1] FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Jason Rockwell Name: Jason Rockwell Title: Vice President

[Signature Page to Amendment No. 1] CITIBANK, N.A., as a Lender By: /s/ Brendan MacKay Name: Brendan MacKay Title: Vice President & Director

[Signature Page to Amendment No. 1] Goldman Sachs Bank USA, as a Lender By: /s/ Garrett Luk Name: Garrett Luk Title: Authorized Signatory

[Signature Page to Amendment No. 1] MORGAN STANLEY BANK, N.A., as a Lender By: /s/ Atu Koffie-Lart Name: Atu Koffie-Lart Title: Authorized Signatory MORGAN STANLEY SENIOR FUNDING, INC. as a Lender By: /s/ Atu Koffie-Lart Name: Atu Koffie-Lart Title: Vice President

[Signature Page to Amendment No. 1] Truist Bank, as a Lender By: /s/ Peter Daly Name: Peter Daly Title: Director

[Signature Page to Amendment No. 1] BMO HARRIS BANK, N.A., as a Lender By: /s/ Quinn Heiden Name: Quinn Heiden Title: Managing Director

[Signature Page to Amendment No. 1] CITIZENS BANK, N.A., as a Lender and an LC Issuing Bank By: /s/ Terrence Broderick Name: Terrence Broderick Title: Senior Vice President

[Signature Page to Amendment No. 1] ING CAPITAL LLC, as a Lender and as an LC Issuing Bank By: /s/ Jeff Chu Name: Jeff Chu Title: Director By: /s/ Michael Chen Name: Michael Chen Title: Director

[Signature Page to Amendment No. 1] U.S. Bank National Association, as a Lender By: /s/ James Nagle Name: James Nagle Title: Vice President

[Signature Page to Amendment No. 1] THE HUNTINGTON NATIONAL BANK, a national banking association, as a Lender By: /s/ Roger F. Reeder Name: Roger F. Reeder Title: Vice President

[Signature Page to Amendment No. 1] The Northern Trust Company, as a Lender By: /s/ Eric Siebert Name: Eric Siebert Title: Senior Vice President

Exhibit A Schedule 1.01(c) [Omitted.]